Our Mission is to Develop Gene Therapies to Cure Blindness Diseases NASDAQ: OCGN Corporate Deck: Aug 2020

Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. ©2020 Ocugen. All Rights Reserved. 1

Ocugen Overview

Developing transformative therapies with the potential to cure blindness diseases

OCUGEN'S BREAKTHROUGH MODIFIER GENE THERAPY PLATFORM

- Modifier Gene Therapy Platform – potential for one product to treat many diseases & multi-factor approach
- Technology developed at Dr. Neena Haider's Lab, Harvard Medical School (POC study results published in Nature)
- **OCU400 (AAV-*NR2E3*):** Potential to treat broad Retinitis Pigmentosa (RP), which has over 150 gene mutations, in lieu of developing separate therapies for each mutation under traditional gene therapy – initiation of Phase 1/2a within a year
- **OCU410 (AAV-*RORA*):** Potential to treat dry age-related macular degeneration (Dry AMD) through multi-factor treatment approach – initiation of Phase 1/2 in 2022
- Strategic manufacturing partnership with CanSinoBio (~$7B market cap) – sets clear path for critical manufacturing

NOVEL BIOLOGIC

- **OCU200:** Targeting major retinal diseases: Diabetic Macular Edema (DME), Diabetic Retinopathy (DR), and Wet Age-Related Macular Degeneration (Wet AMD) – initiation of Phase 1/2 in 2022
- Novel mechanism of action (MOA) – integrin targeting
- Potential opportunity to initially treat non-responders to anti-VEGF/corticosteroids therapies, 50% of the total patient population of DME, DR and Wet AMD (estimated total current global market size over $10B)

Multiple near and mid-term milestones

- Plan to initiate four Phase 1/2 trials within 1-2 years, with data readouts beginning in 2022

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Experienced Leadership Team Leadership Team Shankar Musunuri, PhD, MBA Rasappa Arumugham, PhD Vijay Tammara, PhD Sanjay Subramanian, MBA Jessica Crespo, CPA Arun Upadhyay, PhD Chairman, CEO and Co-Founder Chief Scientific Officer SVP, Regulatory & Quality Chief Financial Officer Corporate Controller Head of Discovery Retina Scientific Advisory Board Mohamed Genead, MD David Boyer, MD Carl D. Regillo, MD, FACS Mark Pennesi, MD, PhD Geeta Lalwani, MD Acting CMO and Chair of SAB ©2020 Ocugen. All Rights Reserved. 3

Pipeline Overview

	Program	Indication		Prevalence (US)	Discovery	Preclinical	IND-Enabling	Phase 1/2
Modifier Gene Therapy Platform	OCU400 AAV-hNR2E3	*NR2E3* Mutation - Associated Retinal Degeneration *	Orphan US	500 - 600	→	→	→	
		RHO Mutation - Associated Retinal Degeneration *	Orphan US	10,400 - 12,700	→	→	→	
		CEP290 Mutation - Associated Retinal Degeneration *	Orphan US	2,500 - 3,000	→	→	→	
		PDE6B Mutation - Associated Retinal Degeneration *	Orphan US	1800 - 2800	→	→	→	
	OCU410 AAV-hRORA	Dry Age Related Macular Degeneration (Dry AMD) *		9M - 10M	→			
Novel Biologic	OCU200 Transferrin-Tumstatin	Diabetic Macular Edema		0.75M	→	→		
		Diabetic Retinopathy		7.7M	→	→		
		Wet Age Related Macular Degeneration (Wet AMD)		1.1M	→	→		

* No approved therapies exist

https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment
https://www.aao.org/eye-health/diseases/amd-treatment

©2020 Ocugen. All Rights Reserved.

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Ocugen’s Modifier Gene Therapy Platform Breakthrough Technology designed to Address Multiple Diseases with One Product Approach Complex Diseases Through Multiple Factors 5

Ocugen's Modifier Gene Therapy Platform

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells.



Normal gene X
GENE X
Cell
GENE X
Cell
GENE X
GENE X
Cell
GENE X
GENE X
Cell with mutated/ nonfunctioning gene X

Traditional Gene Therapy



ONE Disease

- ✓ Traditional approach that targets one individual gene mutation at a time
- ✓ Regulatory pathway focused on specific product for one disease
- ✓ Longer time to recoup development costs

Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and regulate basic biological processes in retina



Modifier gene M
GENE M
We can address a number of diseases using the same Modifier Gene product.
Cell
GENE X
Cell
GENE M
GENE X
Cell
Cell with mutated/nonfunctioning gene(s) other than modifier gene
Cell with normal function

OCU400



NR2E3 Mutation-Associated Retinal Disease
Rhodopsin Mutation-Associated Retinal Disease
CEP290 Mutation-Associated Retinal Disease
Broad Spectrum Therapy for RP

- ✓ Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- ✓ Smoother regulatory pathway due to ability to target multiple diseases with one product
- ✓ Ability to recoup development costs over multiple therapeutic indications

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Nuclear Hormone Receptor Genes (NHRs)

- Modulators of retinal development & function
- Act as "master genes" in the retina
- Molecular reset of key transcription factors and associated gene networks – retinal homeostasis
- Gene modifier concept including impact on clinical phenotypes is well known in other disease areas, CF and SMA *


NR2E3
NR1D1
RORA
Photoreceptor Development
Key Mutations: RGR, RHO, PDE6
Inflammation & Cell Survival
Key Mutations: PRP16, OTX
Phototransduction
Key Mutations: GNB3, RP78, GNAT
Metabolism
Key Mutations: PEX7
Cone Cell Development
Key Mutations: NR2E3, RP68

* References: https://pubmed.ncbi.nlm.nih.gov/28556246/
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/
https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526

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Nature Gene Therapy Publication

Preclinical POC Data for Nr2e3 Published in Nature Gene Therapy

- **Efficacy results shown in 5 unique mouse models of RP**
- **Technology developed at Harvard Medical School, Dr. Neena Haider's Lab**
- **Study demonstrates potency of modifier gene therapy to elicit broad-spectrum therapeutic benefits in early and advanced stages of RP**
- **Results show evidence of vision rescue in Early Stage & Advanced Stage of disease**


Gene
Therapy

- Important milestone for development of therapy; demonstrated proof of principle
- Protection elicited in multiple animal models of degeneration caused by different mutations
- Potential to represent first broad-spectrum therapy and to provide rescue even after disease onset ocugen
©2020 Ocugen. All Rights Reserved.
natureresearch https://www.nature.com/articles/s41434-020-0134-z

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OCU400 – Rescue in Early & Advanced Stage of Disease

Early Stage Rescue


Untreated
Treated with AAv8-Nr2e3
ONL Cell Layer Number
12
10
8
6
4
2
0
**
*
**
**
B6
rd1
Rho-/-
RhoP23H
rd16
rd7

- P0 single subretinal injection, evaluation 3-4 months post injection
- *rd1* evaluated one-month post injection

ONL: Outer Nuclear Layer

Advanced Stage Rescue


ONL Cell Layer Number
15
10
5
0
B6
Rho-/-
RhoP23H
rd16
rd7
Uninjected
AAV8-Nr2e3 Injected

- P21 subretinal injection, evaluation 2–3 months post injection
- Restored ONL photoreceptors morphology in rd7
- ONL cell layer change in *rd7* model doesn't progress until 4-5 mos. of age

Human Diseases:

Control	*PDE6β* associated RP	Rhodopsin associated adRP		Leber Congenital Amaurosis	Enhanced S-cone Syndrome
B6	*rd1*	*Rho-/-*	*RhoP23H*	*rd16*	*rd7*


Untreated
AAV8-
Nr2e3
Treated

➢ **Fundus images and ONL count show how single product recuses vision in multiple mutations**

ocugen
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natureresearch https://www.nature.com/articles/s41434-020-0134-z
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OCU400 – Demonstrates Improved Vision Signals in Retina

Electroretinogram (ERG) response reveals rescue under both Scotopic (dim-lit) as well as Photopic (well-lit) conditions



Scotopic ERG B-wave Amplitude
B-wave Amplitude (uV)
Untreated
Treated with AAv8-Nr2e3
B6
rd1
Rho-/-
RhoP23H
rd16



Photopic ERG B-wave Amplitude
B-wave Amplitude (uV)
Untreated
Treated with AAv8-Nr2e3
B6
rd1
Rho-/-
RhoP23H
rd16

ERG response: P0 single subretinal injection, evaluation 3-4 months post injection

Human vision is enabled by three primary modes:

- **Photopic vision:** Vision under well-lit conditions, which provides for color perception, and which functions primarily due to cone cells in the eye
- **Mesopic vision:** A combination of photopic vision and scotopic vision in low lighting, which functions due to a combination of rod and cone cells in the eye
- **Scotopic vision:** Monochromatic vision in very low light, which functions primarily due to rod cells in the eye ocugen

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natureresearch https://www.nature.com/articles/s41434-020-0134-z

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OCU400 – Demonstrated Safety in Mouse Model Study results confirm overexpression of Nr2e3 by subretinal AAV8-Nr2e3 injection is not detrimental to retina – no off-target effects ©2020 Ocugen. All Rights Reserved. https://www.nature.com/articles/s41434-020-0134-z 11

OCU400 – Clinical and Regulatory Strategy Planned Timeline 2021 - 2022 2023 - 2025 2025/26 Proposed Phase 1/2a Phase 2b/3 Potential Approval Broad RP Indication NR2E3 NR2E3 Phase 4 Commitments RHO RHO NR2E3 Mutation-Enhanced S-cone Syndrome Broad OCU400 Rhodopsin Mutation-Associated Retinal Disease Spectrum Therapy for RP CEP290 CEP290 Mutation-Leber Congenital Amaurosis ©2020 Ocugen. All Rights Reserved. 12

OCU400 – Competitive Overview OCU400 Traditional Gene Therapy Cell Therapy Features One product for many IRDs Limited (including broad RP indication) Technology established in the ocular disease space POC data in RP models with different genetic mutations Potentially longer benefit due Potentially limited due to loss of Expected long-term outcome Not established to promotion of homeostasis retinal cells over time Target Patient Population Large Small (specific to mutation) Variable Low High Developmental cost High (economies of scale) (No economies of scale) Potential Competitors pursuing treatment of RP with Traditional Gene Therapy ©2020 Ocugen. All Rights Reserved. 13 Potential Competitors pursuing treatment of RP with Cell Therapy

OCU410 (AAV-*RORA*) – Dry AMD

We believe OCU410 has the potential to address this disease through its multi-factor approach



Normal Retina

Dry AMD

- Leads to irreversible blindness due to degeneration of the retina
- ~9-10M patients in the U.S
- Currently no approved treatment for Dry AMD



Dry AMD

Contributing Factors

- Aging
- Genetics
- Environmental Factors


Inflammation
Oxidative Stress
RORA
Lipid Peroxidation

References: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures
https://www.uniprot.org/uniprot/P35398#function
https://pubmed.ncbi.nlm.nih.gov/21998696/
https://pubmed.ncbi.nlm.nih.gov/19786043/

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Gene Therapy Manufacturing

Partnership helps advance OCU400 into the clinic with significantly reduced capital and resources ocugen ⟷ CanSinoBIO

Ocugen Partnership with CanSino Biologics Inc. (CanSinoBIO)



CanSinoBIO to perform CMC development & manufacturing of clinical supplies for OCU400

- Publicly-listed (6185.HK) with market cap of ~$7B
- State-of-the-art facilities with world class team
- Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing
- Responsible for all associated costs (typical costs until BLA filing ~$25M-$35M)
- Manufacturing at commercial scale (200L) for Phase 1/2 for product consistency

CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China Market

- Ocugen to receive mid to high single-digit royalties on Greater China sales
- CanSinoBio to receive low to mid single-digit royalties on all other Global sales

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©2020 Ocugen. All Rights Reserved.

Source: Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers In Vivo June 2019 invivo.pharmaintelligence.informa.com
Bloomberg: How a Chinese Firm Jumped to the Front of the Virus Vaccine Race

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OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet Age-Related Macular Degeneration (Wet AMD) Novel Biologic Offering Benefits Beyond Anti-VEGF 16

OCU200 – Potential to Treat DME, DR & Wet AMD

OCU200 Provides Hope to All patients with DME, DR or Wet AMD

DME → ~0.7M patients in the US*
DR → ~7.7M patients in the US*
Wet AMD → ~1.1M patients in the US*

~50% patients do not respond to Anti-VEGF/corticosteroids Therapies

- **OCU200 is a Transferrin-Tumstatin Fusion Protein**
  - Tumstatin: Multiple MOAs for treatment and prevention of macular degeneration and neovascularization
  - Transferrin: Targets the site of action and improves uptake (better target engagement)
- Integrin Targeting provides hope to these patients who are non-responders to current therapies
- Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies
- Significant global market potential

(*) https://www.gene.com/stories/retinal-diseases-fact-sheet
https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

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OCU200 –Transferrin-Tumstatin Fusion Protein

OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies

- Inhibits new blood vessel formation
- Anti-inflammatory
- Anti-oxidative

DME/DR
Oxygen-Induced Retinopathy (OIR) Mouse Model



Untreated
Vehicle
OCU200
Eylea
Neovascular area (normalized)
NV (% of control retina NV)
150
100
50
0
-50
*
**
**
Vehicle
2.5 µg
5 µg
10 µg
Eylea (40 µg)
OCU200

Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes
* P < 0.05, ** P < 0.01 (n = 9-10 eyes per group)

Wet AMD
In-Vivo Laser-Induced Rat CNV Model



CNV lesion area (pixels)
250000
200000
150000
100000
50000
0
*†
*
PBS
Tumstatin
OCU200
Avastin

* indicates p<0.05 when compared to PBS and/or tumstatin treatment
† indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment

Wet AMD
In-Vivo Laser-Induced Mouse CNV Model



Leaky CNV lesions (%)
80
60
40
Vehicle
Eylea
OCU200
OCU200 + Eylea

Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0

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OCU200 – Distinct Mechanism of Action We believe OCU200 has the potential to become a disease modifying therapeutic for broader patient population OCU200 Anti-VEGF Anti-Integrin Features (1) (1) (1) Reduces VEGF level/Fluid Selectively works on active endothelial cells (Neovascular) Activates native anti-angiogenic response Enhanced effective delivery through Transferrin Pro-apoptotic and anti-oxidative Expected once 1-3 months 1-3 months Dosing Frequency in 3 months Potential Competitors pursuing treatment using Anti-VEGF approach ©2020 Ocugen. All Rights Reserved. (1) Approved 19 Potential Competitors pursuing treatment using Anti-Integrin approach

Near & Mid-Term Milestones: Planned Timeline


OCU400 (AAV-NR2E3) IRDs (gene therapy)
OCU200 DME, DR, Wet-AMD (novel biologic)
OCU410 (AAV-RORA) Dry AMD (gene therapy)
1H 2020
2H 2020
1H 2021
2H 2021
1H 2022
2H 2022
Publication in Nature
Tox study initiation
Orphan-Drug Designation for RHO
Orphan-Drug Designation for PDE6B
Expected -Orphan Drug Designation in EMA
IND Filing Phase 1/2a start-US
Safety read
Safety & Efficacy signal
Phase 1/2a start-EU
Phase 1/2a Topline results (US)
Cell Banking
FDA pre-IND mtg
Tox study initiation
IND Filing Start Ph 1/2a
Safety & Efficacy signal
POC Study
FDA pre-IND mtg
Tox study initiation
IND Filing Start Ph 1/2a
Safety read
Safety & Efficacy signal

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Capital Structure Summary Capital Structure Summary Cash & Cash Equivalents (6/30/20) $15.0M Debt Principal O/S (6/30/20) • EB5 Loan : 1.5M $6.4M • PPP Loan : 0.4M • Apr ‘20 Notes: 4.5M Common Stock O/S (7/31/20) 135.0M Warrants O/S (6/30/20) 0.9M Options O/S (6/30/20) 4.5M ©2020 Ocugen. All Rights Reserved. 21

A Bold Vision to Cure Blindness Diseases with Gene Therapies For more information, contact: IR@ocugen.com